UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Old Point Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Step 1:  Step 2:  Step 3:  Step 4:  Step 5:  Go to www.envisionreports.com/OPOF.  Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in.  Make your selections as instructed on each screen for your delivery preferences. Vote your shares.  www.envisionreports.com/OPOF  Easy Online Access — View your proxy materials and vote.  Online  Go to www.envisionreports.com/OPOF  or scan the QR code — login details are located in the shaded bar below.  Stockholders’ Meeting Notice 1234 5678 9012 345  Important Notice Regarding the Availability of Proxy Materials for the  Old Point Financial Corporation Annual Stockholders’ Meeting to be Held on May 24, 2022  Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!  This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2021 Annual Report to Stockholders are available at:  03MLHC  +  +  When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.  Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 16, 2022 to facilitate timely delivery.  2 N O T  MMMMMMMMMMMM  MMMMMMMMM  MR A SAMPLE DESIGNATION (IF ANY) ADD 1  ADD 2  ADD 3  ADD 4  ADD 5  ADD 6  000004  ENDORSEMENT_LINE______________ SACKPACK_____________  C 1234567890  C O Y

Step 1:  Step 2:  Step 3:  Step 4:  Step 5:  Go to www.envisionreports.com/OPOF.  Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in.  Make your selections as instructed on each screen for your delivery preferences. Vote your shares.  www.envisionreports.com/OPOF  Easy Online Access — View your proxy materials and vote.  Online  Go to www.envisionreports.com/OPOF  or scan the QR code — login details are located in the shaded bar below.  Stockholders’ Meeting Notice 1234 5678 9012 345  Important Notice Regarding the Availability of Proxy Materials for the  Old Point Financial Corporation Annual Stockholders’ Meeting to be Held on May 24, 2022  Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!  This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2021 Annual Report to Stockholders are available at:  03MLHC  +  +  When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.  Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 16, 2022 to facilitate timely delivery.  2 N O T  MMMMMMMMMMMM  MMMMMMMMM  MR A SAMPLE DESIGNATION (IF ANY) ADD 1  ADD 2  ADD 3  ADD 4  ADD 5  ADD 6  000004  ENDORSEMENT_LINE______________ SACKPACK_____________  C 1234567890  C O Y